Corporate Presentation David J. Mazzo, PhD Chief Executive Officer June 2017 | NASDAQ: CLBS

Safe Harbor for forward-looking statements advisory This Investor Presentation contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this presentation, and involve certain risks and uncertainties. All statements other than statements of historical fact contained in this Investor Presentation are forward-looking statements. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to differ materially from the recent results or those projected in forward-looking statements include the “Risk Factors” described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 17, 2017, and in the Company’s other periodic filings with the SEC. The Company’s further development is highly dependent on, among other things, future medical and research developments and market acceptance, which are outside of its control. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Investor Presentation. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this Investor Presentation or with respect to the matters described herein. 2

Caladrius transforms cells into therapies 3

Caladrius historical hybrid business model 4 Cell Therapeutics CLBS03/CLBS12 CDMO PCT

Caladrius recent business model evolution 5 Cell Therapeutics CLBS03/CLBS12 CDMO PCT

Caladrius recent business model evolution 6 Cell Therapeutics CLBS03/CLBS12 CDMO PCT

Cell Therapeutics PCT CDMO Caladrius business model evolution – two healthy companies emerge 7

Cell Therapeutics Caladrius unlocks PCT value and preserves intimate working relationship 8 Capital for Growth Cell Therapeutics PCT CDMO

Caladrius Biosciences: Focused, funded and poised for growth • Pure-play clinical stage therapeutics development company • Two technology platforms on which to build - T regulatory cells for immune modulation - CD34+ cells for ischemic repair • Well-funded with cash of ~$70 million • Debt-free • On-going landmark phase 2 study of CLBS03 in recent onset type 1 diabetes - Strategic relationship with Sanford Research (CLBS retains all product rights) - ~$12.2 million California Institute for Regenerative Medicine (C.I.R.M.) grant awarded - ~$600,000 Juvenile Diabetes Research Foundation (JDRF) grant to Benaroya as direct CLBS03 study subsidy • Phase 2 protocol in Critical Limb Ischemia for CLBS12 ready to initiate in Japan - Positive results should qualify product for early conditional approval in Japan 9

Immune Modulation Autologous, polyclonal T regulatory cells 10

T regulatory cell technology platform built on a strong foundation • T cell technology licensed from University of California at San Francisco (Prof. Jeffrey Bluestone – pioneer in T cell biology, et al) and the Centenary Institute • Autologous, ex-vivo expanded and activated, polyclonal T regulatory cells • Exclusive rights to an international portfolio of issued and pending patents • Well-characterized and optimized proprietary manufacturing process - Discounted development and manufacturing services rates from PCT for seven years 11

T Regulatory Cells (Tregs): Restoring immune balance and function • Deficiency in number or function of Tregs vs. T effector cells manifests as autoimmune disease • Augmentation of number/potency of Tregs is intended to restore the immune system to its “native” state and reduce/eliminate autoimmune disease symptoms 12 1 Normal immune system: immune balance 2 Autoimmunity: immune imbalance 3 Infusion of Tregs: balance restored T regulatory cells T effector cells Natural polyclonal T regulatory cells

Polyclonal T regulatory cell therapy is potentially applicable across multiple autoimmune, alloimmune and allergic diseases, many qualifying as orphan

Combined markets represent a multi-billion dollar opportunity:

	Recent-Onset Type 1 Diabetes	Neuromyelitis Optica (NMO)	Uveitis	Cutaneous Lupus	Graft-versus-host Disease (GVHD)	Kidney Transplant	Scleroderma	SLE - Lupus
Global Patients[1]	86,000[2]	13,930	254,869	1,993,080	12,529	3,123	165,537	553,968
Clinical Study Endpoints	C-peptide, insulin use	EDSS, visual acuity	Response rates	CLASI, Skindex-29	GHVD-free survival	Failure rates	mRSS, CRISS, sHAQ	BILAG, SELENA-SLEDAI
Biomarkers	C-peptide, others	NMO-IgG antibody	N/A	Cell type analysis	N/A	Renal function	Cytokines, B cells	B cell counts

Additional potential indications:
Lupus Nephritis • Steroid resistant asthma • Rheumatoid arthritis • Multiple sclerosis • Bullous pemphigoid • Crohn's Disease

1. Global Patient numbers include total patients from US, EU and Japan only.
2. Annual incidence of type 1 diabetes for patients <15 years old. IDF Diabetes Atlas, 7th Edition.

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Simple, cost-effective, proprietary Manufacturing process is scalable and economically viable • Simple and efficient clinical manufacturing process: - Simple, minimally intrusive cell collection process (whole blood or, eventually, apheresis) - Reliable and well-characterized cGMP process - Extremely high Phase 2 manufacturing success rate to date - Introduction of apheresis and cryopreservation step(s) are expected to be likely 1 Day 1: Patient blood draw or apheresis (future) 3 Day ~14: Infusion of Treg therapy to same patient Collection Processing Infusion 2 Day 2: Treg isolation, activation & expansion 14

CLBS03: Recent onset type 1 diabetes program overview • Ongoing landmark Phase 2 clinical study in T1D (T-Rex trial) - C.I.R.M. grant for up to $12.2 million based on specified milestone achievement - JDRF grant to Benaroya Research Institute to conduct extensive immune profile (study cost offset) - DSMB satisfactory assessment of safety of initial cohort achieved ahead of schedule - Final cohort enrollment underway • Strategic collaboration with Sanford Research - $5 million equity investment - Providing operating support for trial and clinical sites • International regulatory recognition - FDA Fast Track designation – First time granted to a T1D program - FDA Orphan designation - EU ATMP (Advanced Therapeutic Medicinal Product) classification 15

T Regulatory Cell (Tregs) therapy offers: An attractive medical and commercial opportunity for T1D • Each year >18,000 newly diagnosed patients under 20 years of age in US1; 3% CAGR worldwide2 • No curative treatments, only lifelong insulin therapy (often with serious co- morbidities) • Preserving remaining beta cell function in recent onset patients is expected to slow/stop disease progression and lead to long-term medical and pharmaco-economic benefits3 1. National Diabetes Statistic Report, 2014 2. Maahs DM, et al. Endocrinol Metab Clin North Am. 2010 3. Nathan DM, et al. Arch Intern Med. 2009 16

CLBS03 occupies a unique position in the type 1 diabetes treatment paradigm 17 Chronic blood glucose management Disease Modification (CLBS03) Function regeneration Approach Symptom management Reduce or eliminate disease progression; potentially “curative” Replace depleted cells/organs producing insulin; potentially “curative” Insulin Impact Improve therapeutic effect and/or efficiency of delivery of insulin/analogs Avoid or reduce need for insulin by preserving active beta cells Avoid or reduce need for externally-sourced insulin by providing new beta cells Availability Currently available with more in development Currently in Phase 2 trial Many years of development remaining

US Study1 EU Study2 Dose 4-dose escalation cohorts (0.05 x 108 to 26 x 108 cells) 1 infusion (10 or 20 million cells/kg) or 2 infusions (30 million cells/kg total) Patients 14 adult patients with established T1D 22 patients aged 5-18 with T1D Results • Demonstrated safety/tolerance - No cytokine release, infectious complications or infusion reactions observed - >500 fold dose range tested • Established manufacturing feasibility - Can produce expanded Treg cell population with enhanced functionality • Implied durability of effect - Infused Tregs were stable and detectable in peripheral circulation for 1 year At 12 months: • 6 treated patients achieved remission3 • 2 treated patients achieved insulin independence Published Phase 1 studies demonstrated Treg cell therapy to be: Well tolerated1,2, durable1 and preserving of beta cell function in children2 1. Bluestone, et al. Science Translational Medicine 2015 2. Marek-Trzonkowska, N et al. Clinical Immunology 2014 3. Remission Definition: Daily dose of insulin ≤ 0.5 UI/kg body weight & fasting c-peptide > 0.5 ng/ml at 12 months after recruitment 0 0.2 0.4 0.6 0.8 1 1.2 M e a n C -p e p ti d e (n g /m l) Fasting C-peptide levels stabilized One Year Control, n=10 Treatment, n=12 Day 0 Month 4 18

T-Rex Study: Phase 2 trial in adolescents with T1D initiated in March 2016 19 Rigorous Design • Double-blind, placebo-controlled, randomized (1:1:1) trial • Adolescent patients ages 8 to <18 with recent-onset (diagnosed within last 100 days) T1D Standard Endpoints • Preservation of C-peptide level, insulin use, severe hypoglycemic episodes, glucose and hemoglobin A1c levels Study Size • 111 patients enrolled across ~12 study sites in the USA Power • 80% power to detect a 0.2 pmol/mL difference in AUC mean C-peptide between active and placebo Study Execution • Strategic collaboration with Sanford Research providing operational resources and capital Treatment • Single infusion of CLBS03 (dose cohorts of 2.5 or 20 million cells/kg) or placebo infusion (control) For more details: NCT02691247 at www.clinicaltrials.gov

2019 T-Rex Study: Timeline including near-term milestones 20 • Last (111th) patient randomized • 6-month follow-up of 50% of subjects • 50% of subjects treated • 70th subject enrolled Interim Analysis of Early Therapeutic Effect Topline Data: Primary Efficacy Endpoint 1 year Analysis 2016 Study initiation in March 2016 2017 2018 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q

Ischemic Repair CD34+ cells 21

CD34 cell therapy is supported by a profound body of clinical evidence

- **CD34 cells have been investigated in clinical studies encompassing >700 patients**
  - Pre-clinical studies document improved microcirculation[1]
  - Phase 2 clinical studies consistently show benefits in safety and function
    - Reduced amputation in critical limb ischemia[2]
    - Improved function in claudication[3]
    - Reduced angina and improved ETT in refractory angina[4]
    - Improved mortality and LVEF in dilated cardiomyopathy[5]

- **Opportunities exist across multiple underserved cardiovascular indications**
  - Critical limb ischemia (CLI) in Japan
  - Coronary microvascular dysfunction (CMD)
  - Refractory angina

1. Kalka et al. *PNAS.* 2000; Schatteman et al. J *Clin Invest* 2000.; Madeddu et al. *FASEB.* 2004.
2. Losordo et al. *Circ Cardiovasc Interv* 2012.
3. From US study (n=17); Not yet published
4. Losordo et al. *Circ Res* 2011.; Povsic et al. *JACC Cardiovasc Interv.* 2016.
5. Vrtovec et al. *Circ Res* 2013.

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23 Design • Prospective, open label, controlled, randomized trial • Patients with no-option CLI Advantageous Primary Endpoint • Time to continuous CLI-free status (defined as 2 consecutive monthly visits) Study Size • 35 patients enrolled across multiple centers in Japan Treatment • Up to 106 autologous G-CSF-mobilized peripheral blood-derived CD34+ cells/kg per affected limb Control/ comparator • SOC pharmacotherapy with drugs approved in Japan (e.g. antiplatelets, anticoagulants and vasodilators) • The choice of pharmacotherapy will be made by the investigators Mode of administration • Intramuscular, 20 injections in affected lower limb in single administration Timing • First-patient-in targeted for 4Q17/1Q18 with preliminary data expected within 6 months of initiation Japanese development program for critical limb ischemia: Designed to leverage new regulatory path to early conditional approval Phase 2 protocol and CMC strategy completed in consultation with Japanese PMDA

Grant opportunity in additional cardiovascular indication 24 Indication Coronary Microvascular Dysfunction Grantor NIH Small Business Innovation Research Decision Expected Mid-2017 Total Award Sought $1.9 million Trial Phase Early Phase 2 Number of Subjects 20 Study Initiation Within 5 months of award date Timing of Results 2018

Pre-Clinical Phase 1 Phase 2 Phase 3 Multi-Product Pipeline Based on Proprietary Technology Platforms 25 Collaborator: Sanford Research Grant Partner: CIRM Country: USA Active trial Trial to be initiated Active trial: Investigator sponsored (Bluestone) Country: Japan CLBS14 CMD CD34 Cell Platform (Ischemic Repair) T Regulatory Cell Platform (Immune Modulation) Kidney transplantation & cutaneous lupus CLBS12 Critical Limb Ischemia [Study eligible for conditional approval] CLBS03 Recent Onset Type 1 Diabetes Grant Partner: NIH Country: USA Country: USA

Experienced executive team with broad domain-specific expertise David J. Mazzo, PhD Chief Executive Officer 30+ years of experience in all aspects of large pharma (RPR, HMR, Schering- Plough) and emerging biopharma (Chugai USA, Regado) company operations, successful international drug development across all therapeutic areas and international capital raising and business transactions Joseph Talamo, CPA, MBA Senior VP and Chief Financial Officer Versatile finance executive with leadership experience in publicly traded development and commercial-stage companies (OSI Pharmaceuticals, Bristol- Myers Squibb); 25+ years of experience (KPMG) Douglas W. Losordo, MD Senior VP and Chief Medical Officer Leader in cell therapy research and development; renowned clinician with noteworthy academic (Tufts, Northwestern, NYU) and industry (Baxter) credentials; 25+ years of experience Todd Girolamo, JD, MBA Senior VP, General Counsel and Corporate Secretary Seasoned attorney with 25+ years of legal (Cahill, Gordon & Reindel; Reid & Priest), finance and biotechnology industry experience (Oppenheimer, CIBC, Leerink Swann) Raj Prabhakar, MBA Senior VP, Business Development 20+ years experience, 16+ in biopharma sector. Previously at Celsion, PATH Global Vaccines, Osiris. Extensive transaction experience in oncology and Asia-Pacific. 26

2016 Goals Results in 2016 Grow and expand the PCT business on all fronts • 57% annual revenue growth to annual revenue of $35.3 million • Initiated global collaboration and license agreement with Hitachi Chemical • Began 5-year agreement with Adaptimmune for late-stage clinical supply Advance CLBS03 • Initiated Phase 2 T-Rex trial in T1D 1Q 2016 • Completed enrollment of first cohort of 19 patients in 3Q 2016 • Procured financial and clinical support from Sanford Research Execute with financial discipline • Reduced R&D (37%) and SG&A (32%) expenses significantly from 2015 levels Monetize non-core assets • Out-licensed certain oncology and dermatology product candidates Caladrius established a: Track record of achievement based on execution of the 2016 strategic plan 27

2017 Capital Catalysts and Impact March 31, 2017 Financial Information Hitachi Acquisition of 80.1% of PCT from CLBS for $75m Cash (closed on May 18, 2017) CIRM CLBS03 Grant Award Sept. 2016 PIPE – Second Tranche Cash: $12.0m $75m Transaction • $5m received as advance payment in 1Q17 • $65m received on closing • $5m deposited in escrow (release expected May 2018, subject to indemnification claims, if any) Total of up to $12.2m with initial payment of ~$5.7m received in May 2017 $2.4m triggered by 70th patient enrolled in T- Rex Study (expected mid- 2017) Long-term debt: $4.9m • Eliminated on May 18, 2017 commensurate with closing of Hitachi Transaction 28 Select Caladrius financial information Cash available (~$70 million) as of June 2017 expected to fund the company’s current business plan well beyond 2018

Caladrius offers multiple potential near-term value creating milestones

		Expected Timeframe
CLBS03	• DSMB safety assessment on 1st patient cohort	***Completed 2016***
	• Initiation of enrollment of 2nd patient cohort	***Completed 2016***
	• 50% of patients treated: starts clock to 6-mos. follow-up interim analysis	**Mid-2017**
	• 70th patient enrolled: triggers capital infusion	**Mid-2017**
	• Interim analysis assessing early therapeutic effect: 6 months post treatment of 50% patients	**Late 2017/Early 2018**
	• Analysis of 12 month data (primary efficacy endpoint); Go/No Go to Phase 3	**Late 2018/Early 2019**
	• 2-year follow-up complete	**Late 2019**
Other Technologies	• Initiate 35 patient Phase 2 trial in Japan for critical limb ischemia	**4Q17/1Q18**
	• Begin patient enrollment in 20 patient Phase 2 trial for coronary microvascular dysfunction based on NIH SBIR grant	**2H2017**
	• Additional grant funding opportunities: CD34 program, multiple clinical indications	**2017**
	• Licensing opportunity possibilities (e.g., CLI in Japan)	**2017**
Financing	• Closing of Hitachi Chemical purchase of PCT from Caladrius for $75 million plus milestone	***Completed May 2017***

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Investor Relations Contact LHA Investor Relations Anne Marie Fields, Senior Vice President Phone: 212.838.3777 Email: afields@lhai.com Web: www.caladrius.com 30 NASDAQ: CLBS